                                                                   EXHIBIT 10.25

NEITHER THIS WARRANT NOR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON
EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE
TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH
ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION
SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL
ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 p.m. Eastern Standard Time, on July 30, 2011.

                    WARRANT TO PURCHASE CLASS A COMMON STOCK

                                       OF

                                  eSpeed, Inc.

     FOR VALUE RECEIVED, eSpeed, Inc. (the "Company"), a Delaware corporation, hereby certifies that Deutsche Bank AG (the "Initial Holder"), or its permitted assigns (together with the Initial Holder, the "Holder"), is entitled to purchase from the Company, at any time or from time to time commencing on the
Exercise Date set forth in Section 4 hereof and prior to 5:00 P.M., Eastern
Standard Time, on July 30, 2011 a total of 150,000 fully paid and non-assessable shares of Class A Common Stock, par value $.01 per share, of the Company for a purchase price of $14.79 per share. (Hereinafter, (i) said Class A Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Class A
Stock," (ii) the shares of the Class A Stock purchasable hereunder are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the Warrant Shares is referred to as the
"Per Share Warrant Price," (v) this Warrant, and all warrants hereafter issued in exchange or substitution for this Warrant are referred to as the "Warrant"
and (vi) the holder of this Warrant is referred to as the "Holder.") This
Warrant is one of a series of warrants issued pursuant to a conversion of the
Series C Redeemable Convertible Preferred Stock, $.01 par value per share, of the Company which were issued by the Company (collectively, the "Convertible
Preferred Stock") to Deutsche Bank AG (the "Subscriber" and together with any other permitted holder of the Convertible Preferred Stock, the "Preferred Stock
Holders"). The number of Warrant Shares and the securities (if applicable) for which this Warrant is exercisable and the Per Share Warrant Price are subject to adjustment for certain corporate events occurring after July 30, 2001, 2001 as hereinafter provided under Section 3.

     1. EXERCISE OF WARRANT. This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the Exercise Date set forth in
Section 4 hereof and prior to 5:00 P.M., Eastern Standard Time, on July 30, 2011 by the Holder of this Warrant by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in
Section 9(a) hereof, together with proper payment of the Aggregate Warrant
Price, or the proportionate part thereof if this Warrant is exercised in part.
The Aggregate Warrant Price or Per Share Warrant Price shall be paid in cash, via wire transfer to an account designated by the Company, or by certified or official bank check payable to the order of the Company.

     If this Warrant is exercised in part, the Holder shall receive a new
Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate
Warrant Price applicable to such Warrant Shares. Upon such surrender of this
Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the shares of the Class A Stock to which the Holder shall be entitled, and (b) deliver the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of the Warrant.

     No fractional shares shall be issued upon the exercise of this Warrant.
With respect to any fraction of a share called for upon any exercise hereof, the
Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the fair market value of a share as reasonably determined by the
Company's Board of Directors.

     2. RESERVATION OF WARRANT SHARES. The Company agrees that, prior to the expiration of this Warrant, the Company from and as of the date hereof, will have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Class A Stock as from time to time shall be receivable upon the exercise of this Warrant.

     3. ADJUSTMENTS FOR CORPORATE EVENTS. The number and kind of securities issuable upon the exercise of this Warrant, the Per Share Warrant Price and the number of Warrant Shares for which this Warrant may be exercised shall be subject to adjustment from time to time in accordance with the following provisions:

          (a)  Reorganization, Reclassification. In the event of a
               reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in
               subsection (b) or (c) below, this Warrant shall, after such reorganization, share exchange or reclassification, be
               exercisable into the kind and number of shares of stock or other securities or other property of the Company which the holder of this Warrant would have been entitled to receive if the holder had held the Warrant Shares issuable upon exercise of this
               Warrant immediately prior to such reorganization, share exchange,
               or

               reclassification. The provision of this Section 3(a) shall similarly apply to successive reorganizations and
               reclassifications.

          (b)  Merger, Consolidation or Sale of All or Substantially All Assets.
               In the event of a merger or consolidation to which the Company is a party or the sale of all or substantially all of the assets of the Company, this Warrant shall, after such merger, consolidation or sale, be exercisable for the kind and number of shares of stock and/or other securities, cash or other property which the holder of this Warrant would have been entitled to receive if the holder had held the Warrant Shares issuable upon exercise of this
               Warrant immediately prior to such merger, consolidation or sale.
               Any such merger, consolidation or sale shall require, as a condition thereto, that such other party to such merger,
               consolidation or sale agree in writing to assume this Warrant.
               The provision of this Section 3(b) shall similarly apply to successive mergers and transfers.

          (c)  Subdivision or Combination of Shares. In case outstanding shares of Class A Stock shall be subdivided, the Per Share Warrant Price shall be proportionately reduced as of the effective date of such subdivision, or as of the date a record is taken of the holders of Class A Stock for the purpose of so subdividing, whichever is earlier. In case outstanding shares of Class A Stock shall be combined, the Per Share Warrant Price shall be proportionately increased as of the effective date of such combination, or as of the date a record is taken of the holders of Class A Stock for the purpose of so combining, whichever is earlier.

          (d)  Stock Dividends. In case shares of Class A Stock are issued as a dividend or other distribution on the Class A Stock (or such dividend is declared), then the Per Share Warrant Price shall be adjusted, as of the date a record is taken of the holders of
               Class A Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to that price determined by multiplying the Per Share Warrant
               Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Class A Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Class A Stock outstanding immediately after the declaration or payment of such dividend or other distribution. In the event that the Company shall declare or pay any dividend on the Class A Stock payable in any right to acquire
               Class A Stock for no consideration, then, for purposes of
               calculating such adjustment, the Company shall be deemed to have made a dividend payable in Class A

               Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Class A
               Stock.

          (e)  Adjustment of Aggregate Number of Warrant Shares Issuable. Upon
               each adjustment of the Per Share Warrant Price under the
               provisions of this Section 3, the aggregate number of Warrant
               Shares issuable upon exercise of this Warrant shall be adjusted to the nearest whole number to an amount determined by
               multiplying the Warrant Shares issuable prior to such adjustment by a fraction (x) the numerator of which is the Per Share Warrant
               Price in effect immediately prior to the event causing such adjustment and (y) the denominator of which is the adjusted Per
               Share Warrant Price.

          (f)  Minimum Adjustment. No adjustment of the Per Share Warrant Price shall be made if the amount of any such adjustment would be an amount less than 1% of the Per Share Warrant Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of 1% or more. All calculations under this Section 3 shall be made to the nearest cent ($.01).

          (g)  Treasury Shares. The number of shares of Class A Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the
               Company.

          (h)  Notices. If at any time, (x) the Company shall declare a stock dividend (or any other distribution except for cash dividends) on its Class A Stock; (y) there shall be any capital reorganization or reclassification of the Class A Stock, or any consolidation or merger to which the Company is a party, or any sale or transfer of all of substantially all of the assets of the Company; or (z)
               there shall be a voluntary or involuntary dissolution,
               liquidation or winding-up of the Company; then, in any one or more of such cases, the Company shall give written notice to the
               Holder, not less than 10 days before any record date or other date set for definitive action, or of the date on which such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the current Per Share
               Warrant Price and the kind and amount of Class A Stock and other securities and property deliverable upon exercise of this
               Warrant. Such notice shall also specify the date (to the extent known) as of which the holders of the Class A Stock of record shall be

               entitled to exchange their Class A Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. In addition, whenever the aggregate number of Warrant Shares issuable upon exercise of this Warrant and Per Share Warrant Price is adjusted as herein provided, the
               Chief Financial Officer of the Company shall compute the adjusted number of Warrant Shares and Per Share Warrant Price in
               accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted number of Warrant
               Shares and Per Share Warrant Price, and such written instrument shall promptly be delivered to the recordholder of this Warrant.

     4. EXERCISE OF WARRANT. This Warrant shall be vested and exercisable in its entirety immediately upon issuance (the "Exercise Date").

     5. FULLY PAID STOCK; TAXES. The Company agrees that the shares of the Class
A Stock represented by each and every certificate for Warrant Shares delivered on the proper exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the
Class A Stock is at all times equal to or less than the then Per Share Warrant
Price. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes that may be payable in respect of the issuance of any Warrant Shares or certificates therefor.

     6. TRANSFER

     (a) Securities Laws. Neither this Warrant nor the Warrant Shares issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event the Holder desires to transfer this Warrant or any of the Warrant Shares issued in accordance with the terms hereof, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee, unless such transfer is a transfer of the Warrant
Shares pursuant to an effective Registration Statement. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission
(the "Commission") of a ruling, interpretation, opinion or "no action letter"
based upon facts presented to said Commission, or (ii) upon receipt by the
Company of an opinion of counsel reasonably acceptable to the Company to the effect that the proposed transfer will not violate the provisions of the
Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or the rules and regulations promulgated under either such act, or to the effect that the Warrant or Warrant Shares to be sold or transferred have been registered under the Securities Act, and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to

the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Warrant or Warrant Shares to be sold or transferred.
The Warrant Shares are Registrable Securities within the meaning of that certain
Registration Rights Agreement by the Company and the Preferred Stock Holder,
dated July 30, 2001, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

     (b) Swap Transactions. Without the prior written consent of the Company, the Holder may not enter into any swap transaction relating to this Warrant, the
Warrant Shares (prior to the issuance thereof), or any interest therein, it being acknowledged and understood that hedging transactions can be entered into with respect to Warrants that have been issued. In no event shall the restrictions contained in this paragraph apply to any Warrant Shares that have been issued.

     (c) Transfer. The Subscriber understands and agrees that it may not, without the Company's prior written consent, directly or indirectly, make any offer, sale, short sale, assignment, transfer, pledge, encumbrance, contract to sell, grant of an option to purchase or other disposition of (each of the above-described actions being referred to herein as a "Transfer"), or enter into any swap transaction relating to, the Warrant, or any interest therein, prior to the exercise of the Warrant and the issuance of Warrant Shares (other than a
Transfer of the Warrants by the Subscriber to an Affiliate, as defined below (a
"Permissible Transfer"); provided, that any permissible transferee shall, prior to and as a condition precedent to such Transfer, execute a counterpart copy of this Warrant. If the Subscriber makes a Permissible Transfer, the Subscriber agrees not to Transfer all or a controlling ownership interest in such
Affiliate-transferee except to another Affiliate (whereupon such Affiliate shall not Transfer such controlling ownership interest in such Affiliate-transferee except to another Affiliate of the Subscriber as long as such transferee owns the Warrant. Any sale, assignment, transfer, pledge, encumbrance or other disposition of this Warrant or any interest herein, attempted contrary to the provisions of this Warrant, shall be null and void and without effect. The provisions of this Section 6(c) shall not be applicable to the Warrant Shares.

     (d) Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act or eligible for resale pursuant to Rule
144(k) under the Securities Act, upon exercise of any part of the Warrant and the issuance of any of the Warrant Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Delaware law:

               "The shares of Class A Common Stock represented by this
               certificate have not been registered under the Securities Act of
               1933, as amended, and may not be sold, offered for sale,
               assigned, transferred or otherwise disposed of unless registered pursuant to the

               provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

     7. LOSS, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the
Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     8. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof. Notwithstanding the foregoing, if the Company shall no longer be required to file reports pursuant to Sections 12 or 15(d) of the
Exchange Act, the Company will deliver to Holder such information, documents, and reports as are generally distributed to the holders of any class or series of the Company's securities concurrently with the distribution thereof to the shareholders.

     9. COMMUNICATION. No notice or other communication under this Warrant shall be effective unless the same is in writing and sent by overnight courier, delivered in person or mailed by first-class mail, postage prepaid, addressed to:

          (a)  the Company at 135 East 57th Street, New York, New York 10022,
               Attention: General Counsel, Facsimile No.: (212) 829-5441 or such other address as the Company has designated in writing to the
               Holder, or

          (b)  the Holder at such address as the Holder has designated in writing to the Company.

     10. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

     11. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflict of laws thereof.

     12. COMPLIANCE WITH OTHER INSTRUMENTS. Company represents and warrants to
Holder that the execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's charter or bylaws, do not and will not contravene any law,

governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

     13. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the holder of this Warrant, except that changes or waivers that adversely affect the rights of any Preferred Stock Holder under its
Warrant (other than the holder of this Warrant) disproportionately to the rights of the other Preferred Stock Holders under their respective Warrants shall be in writing and signed by all of the Preferred Stock Holders and the Company.

     14. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the
Company relating to the Warrant Shares issuable upon the exercise of this
Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and permitted assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof, but at the Company's expense, acknowledge in writing its continuing obligation to Holder in respect of any rights (including, without limitation, any right to registration of the Warrant Shares) to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this warrant; provided, that the failure of Holder to make any such request shall not affect the continuing obligation of the
Company to the holder hereof in respect of such rights.

     15. REMEDIES. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, Holder (in the case of a breach by the Company), or the Company (in the case of a breach by Holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     16. NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its
Charter (except as permitted in the Certificate of Designation relating to the applicable series of Convertible Preferred Stock pursuant to which this Warrant was issued) or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary in order to protect the rights of the holder of this
Warrant against impairment.

     17. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

IN WITNESS WHEREOF, eSpeed, Inc. has caused this Warrant to be signed by a duly authorized officer as of the 1st day of August, 2002.

                                          eSpeed, Inc.

                                          By: /s/ Lee M. Amaitis
                                              ------------------------------
                                              Lee M. Amaitis
                                              Global Chief Operating Officer

                                  SUBSCRIPTION

         The undersigned, __________________________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for the purchase of _________________________ shares of the Class A Common Stock of
eSpeed, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated __________________                     Signature__________________________
                                               Address__________________________
                                                      __________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_________________________, attorney, to transfer said Warrant on the books of
eSpeed, Inc.

Dated __________________                     Signature__________________________
                                               Address__________________________
                                                      __________________________

                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED _________________________ hereby assigns and transfers unto _________________________ the right to purchase
_________________________ shares of the Class A Common Stock of eSpeed, Inc. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint
_________________________, attorney, to transfer that part of said Warrant on the books of eSpeed, Inc.

Dated __________________                     Signature__________________________
                                               Address__________________________
                                                      __________________________